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                                                                  Exhibit 10.7.1


                                AMENDMENT TO THE
                         MERISTAR HOTELS & RESORTS, INC.
                                 INCENTIVE PLAN

Pursuant to the approval by the Board of Directors of MeriStar Hotels & Resorts, Inc. (the "Company") and the Company's shareholders at the Company's 1999 Annual Meeting, the MeriStar Hotels & Resorts, Inc. Incentive Plan (the "Plan") is amended, effective June 1, 1999, as follows:

         All references to "twelve (12%)" in Section 5.2 of the Plan are hereby deleted and replaced by "fifteen (15%)".

IN WITNESS WHEREOF, MeriStar Hotels & Resorts, Inc. has caused this amendment to the Plan to be duly executed in its corporate name this 1st day of June, 1999.

                                               MERISTAR HOTELS & RESORTS, INC.

                                              /s/ Christopher L. Bennett
                                              ---------------------------------
                                              Christopher L. Bennett
                                              VP, Legal and Secretary